Exhibit 99.1

CCC Intelligent Solutions Inc. Announces Second Quarter Fiscal 2021 Financial Results

August 12, 2021 — CCC Intelligent Solutions Inc. (CCC) (NYSE: CCCS), a leading SaaS platform for the Property & Casualty insurance economy, today announced its financial results for the three months ended June 30, 2021.

“We saw continued adoption of digital and AI solutions that accelerated top-line performance in the second quarter. Our continuous focus on innovation and customer success has CCC in a terrific position to support the digitization of the P&C insurance economy by delivering the differentiated solutions our customers want to improve their business,” said Githesh Ramamurthy, Chairman & CEO of CCC.

Ramamurthy continued, “We are excited by the successful completion of our business combination with Dragoneer Growth Opportunity Corp. and our return to the public markets. We have increased flexibility to expand how we invest in the business that will benefit our customers and provide additional growth opportunities for CCC to meet or exceed our long-term growth objectives.”

Second Quarter 2021 Financial Highlights

Revenue

•

Total revenue was $166.8 million for the second quarter of 2021, compared to $150.7 million for the second quarter of 2020. Adjusted for the impact of the divestiture of a portion of our professional services casualty solution in December 2020, total revenue grew 16% in the second quarter of 2021.

Profitability

•

GAAP gross profit was $121.3 million, representing a gross margin of 73%, for the second quarter of 2021, compared with GAAP gross profit of $100.7 million, representing a gross margin of 67%, for the second quarter of 2020. Adjusted gross profit was $128.0 million, representing an adjusted gross margin of 77%, for the second quarter of 2021, compared with adjusted gross profit of $107.3 million, representing an adjusted gross margin of 74%, for the second quarter of 2020

•

GAAP operating income was $22.0 million for the second quarter of 2021, compared with GAAP operating income of $15.6 million for the second quarter of 2020. Adjusted operating income was $54.8 million for the second quarter of 2021, compared with adjusted operating income of $42.5 million for the second quarter of 2020.

•

GAAP net income was $3.8 million for the second quarter of 2021, compared with GAAP net loss of $2.0 million for the second quarter of 2020. Adjusted net income was $26.3 million for the second quarter of 2021, compared with adjusted net income of $17.5 million for the second quarter of 2020.

•

Adjusted EBITDA was $60.1 million for the second quarter of 2021, compared with adjusted EBITDA of $46.9 million for the second quarter of 2020. Adjusted EBITDA grew 28% in the second quarter of 2021 as compared to the second quarter of 2020.

Liquidity

•

CCC had $58.5 million in cash and cash equivalents and $1.3 billion of total debt at June 30, 2021. The Company generated $21.6 million in cash from operating activities and had free cash flow of $13.1 million during the second quarter of 2021, compared with $14.7 million generated in cash from operating activities and had $7.6 million in free cash flow in the second quarter of 2020.

The information presented above includes non-GAAP financial measures such as “adjusted EBITDA,” “adjusted net income,” “adjusted operating income,” “adjusted gross margin,” and “free cash flow.” Refer to “Non-GAAP Financial Measures” for a discussion of these measures and reconciliations of each non-GAAP financial measure to the most directly comparable GAAP financial measure.

2nd Quarter and Recent Business Highlights

•

Successfully completed our business combination with Dragoneer Growth Opportunities Corp and began trading under the ticker “CCCS” on the New York Stock Exchange on August 2, 2021. CCC received net proceeds from this transaction of more than $600 million.

•

Announced CCC ONE® Estimating-IQ, which will enhance the AI capabilities on the CCC ONE® platform for repair facilities, will be released in the third quarter. Incorporation of advanced AI will accelerate estimating for the tens of thousands of collision repairers using the CCC ONE platform.

•

Announced a partnership with Buckle, an inclusive tech-enabled financial services company, to digitize auto claims for its community of rideshare and delivery drivers. This win reinforces the opportunity we see to expand our solutions to emerging parts of the auto economy ecosystem.

•

Announced the new corporate name CCC Intelligent Solutions Inc. The new name reflects the company’s focus on applying AI, IoT, and advanced analytics to power mission-critical workflows, commerce, and connections across the multi-trillion dollar insurance economy. The CCC Cloud platform connects insurers, collision repairers, automakers, lenders, suppliers, and more to support the industry’s digital transformation.

Business Outlook

Based on information as of today, August 12, 2021, the Company is issuing the following financial guidance:

	Third Quarter Fiscal 2021	Full Year Fiscal 2021
Revenue	$172.5 million to $174.5 million	$677 million to $682 million
Adjusted EBITDA	$61 million to $63 million	$244 million to $249 million

Year-over-year revenue growth for the third quarter of 2021 is forecasted to be 9%—10%, or 15%—16% when adjusted for the impact of the divestiture of a portion of our casualty solution (specifically, First Party Clinical Services) in December 2020. Year-over-year revenue growth for the full year 2021 is forecasted to be 7%—8%, or 13%—14% on an adjusted basis. First Party Clinical Services revenue was $7.8 million and $34.7 million for our fiscal third quarter and year end 2020, respectively.

Conference Call Information

CCC will host a conference call today, August 12, 2021, at 5:00 p.m. (Eastern Time) to discuss the Company’s financial results and financial guidance. To access this call, dial 844-200-6205 (domestic) or 44-208-0682-558 (international). The conference ID number is 941788. A live webcast of this conference call will be available on the “Investor Relations” page (https://ir.cccis.com/home/default.aspx.) and a replay will be archived on the website as well.

About CCC Intelligent Solutions

CCC Intelligent Solutions Inc. (CCC) (NYSE: CCCS) is a leading SaaS platform for the multi-trillion-dollar P&C insurance economy powering operations for insurers, repairers, automakers, part suppliers, lenders, and more. CCC cloud technology connects more than 30,000 businesses digitizing mission-critical workflows, commerce, and customer experiences. A trusted leader in AI, IoT, customer experience, network and workflow management, CCC delivers innovations that keep people’s lives moving forward when it matters most. Learn more about CCC at www.cccis.com.

Forward Looking Statements

This press release contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Forward-looking statements in this press release include, but are not limited to, statements regarding future events, goals, plans and projections regarding the company’s financial position, results of operations, market position, product development and business strategy. Such differences may be material. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward looking statements are subject to a number of risks and uncertainties, including, among others, the general economic, political, business and competitive conditions; the ability to recognize the anticipated benefits of the business combination (the “business combination”) of CCC’s parent corporation and Dragoneer Growth Opportunities Corp. ; the impact of COVID-19 on CCC’s business and/or the ability of the parties to complete the business combination; failure to realize the anticipated benefits of the business combination, ; costs related to the business combination; the ability of the Company to grow and manage growth profitably and retain its key employees; the risk that the expansion of CCC Payments and launch of CCC Estimate are not as successful as anticipated or do not occur on the expected timing; the inability to maintain CCC’s listing of securities on the NYSE; changes in applicable laws or regulations; and other risks and uncertainties, including those included under the header “Risk Factors” in the definitive proxy statement/prospectus filed by Dragoneer Growth Opportunities Corp. with the Securities and Exchange Commission (“SEC”) on July 6, 2021, which can be obtained, without charge, at the SEC’s website (www.sec.gov). The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Non-GAAP Financial Measures

This press release includes certain financial measures not presented in accordance with generally accepted accounting principles in the U.S. (“GAAP”), including, but not limited to, “adjusted EBITDA,” “adjusted net income,” “adjusted operating income,” “adjusted gross margin,” and “free cash flow” in each case presented on a non-GAAP basis, and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s calculation of these non-GAAP measures may not be comparable to similarly-titled measures used by other companies.

The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures, Please refer to the reconciliations of these measures below to what the Company believes are the most directly comparable measures evaluated in accordance with GAAP.

This press release also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included.

Investor Contact:

Brian Denyeau

ICR, LLC

646-277-1251

IR@cccis.com

Media Contact:

Michael Nothnagel

CCC Intelligent Solutions Inc.

michael.nothnagel@teamlewis.com

CYPRESS HOLDINGS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share data)

	June 30, 2021 (Unaudited)	December 31, 2020 (Audited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$58,506	$162,118
Accounts receivable—Net of allowances of $4,218 and $4,224 for June 30, 2021 and December 31, 2020, respectively	81,817	74,107
Income taxes receivable	1,244	2,037
Deferred contract costs	12,681	11,917
Other current assets	33,524	31,586

Total current assets	187,772	281,765

SOFTWARE, EQUIPMENT, AND PROPERTY—Net	108,640	101,438
OPERATING LEASE ASSETS	41,859	—
INTANGIBLE ASSETS—Net	1,262,608	1,311,917
GOODWILL	1,466,884	1,466,884
DEFERRED FINANCING FEES, REVOLVER—Net	598	746
DEFERRED CONTRACT COSTS	15,986	14,389
EQUITY METHOD INVESTMENT	10,228	—
OTHER ASSETS	16,684	18,416

TOTAL	$3,111,259	$3,195,555

LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$16,826	$13,164
Accrued expenses	58,393	52,987
Income taxes payable	4,293	5,129
Current portion of long-term debt	13,846	25,381
Current portion of long-term licensing agreement—Net	2,620	2,540
Operating lease liabilities	9,546	—
Deferred revenues	28,824	26,514
Interest rate swap derivatives	11,993	—

Total current liabilities	146,341	125,715

FIRST LIEN TERM LOAN—Net	1,299,774	1,292,597
DEFERRED INCOME TAXES—Net	311,280	322,348
LONG-TERM LICENSING AGREEMENT—Net	35,001	36,331
OPERATING LEASE LIABILITIES	41,338	—
OTHER LIABILITIES	11,711	32,770

Total liabilities	1,845,445	1,809,761

COMMITMENTS AND CONTINGENCIES (Notes 20 and 21)
MEZZANINE EQUITY:
Redeemable non-controlling interests	14,179	14,179
STOCKHOLDERS’ EQUITY:
Preferred stock, $0.001 par; 1,500,000 shares authorized; no shares issued and outstanding	—	—
Common stock—Series A, $0.001 par; 3,000,000 shares authorized; 1,450,978 shares issued and outstanding at June 30, 2021 and December 31, 2020	1	1
Common stock—Series B, $0.001 par; 500,000 shares authorized; 33,178 and 29,785 shares issued and outstanding at June 30, 2021 and December 31, 2020, respectively	—	—
Additional paid-in capital	1,517,123	1,501,255
Accumulated deficit	(265,189)	(129,370)
Accumulated other comprehensive loss	(300)	(271)

Total stockholders’ equity	1,251,635	1,371,615

TOTAL	$3,111,259	$3,195,555

See notes to condensed consolidated financial statements.

CYPRESS HOLDINGS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(In thousands, except share and per share data)

(Unaudited)

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
REVENUES	$166,789	$150,716	$324,578	$309,924
COST OF REVENUES
Cost of revenues, exclusive of amortization of acquired technologies	38,932	43,408	76,945	91,795
Amortization of acquired technologies	6,580	6,574	13,160	13,149

Total cost of revenues	45,512	49,982	90,105	104,944

GROSS PROFIT	121,277	100,734	234,473	204,980

OPERATING EXPENSES:
Research and development	31,253	27,772	61,877	55,315
Selling and marketing	21,551	17,702	40,968	39,181
General and administrative	28,394	21,566	66,233	44,566
Amortization of intangible assets	18,078	18,078	36,155	36,155

Total operating expenses	99,276	85,118	205,233	175,217

OPERATING INCOME	22,001	15,616	29,240	29,763
INTEREST EXPENSE	(18,903)	(18,643)	(37,669)	(37,800)
GAIN (LOSS) ON CHANGE IN FAIR VALUE OF INTEREST RATE SWAPS	3,089	620	6,366	(20,527)
LOSS ON EARLY EXTINGUISHMENT OF DEBT	—	—	—	(8,615)
OTHER INCOME—Net	4	115	91	255

PRETAX INCOME (LOSS)	6,191	(2,292)	(1,972)	(36,924)
INCOME TAX (PROVISION) BENEFIT	(2,375)	331	704	9,711

NET INCOME (LOSS) INCLUDING NON-CONTROLLING INTEREST	3,816	(1,961)	(1,268)	(27,213)
Less: net income (loss) attributable to non-controlling interest	—	—	—	—

NET INCOME (LOSS) ATTRIBUTABLE TO CYPRESS HOLDINGS, INC.	$3,816	$(1,961)	$(1,268)	$(27,213)
Net income (loss) per share attributable to Class A and Class B common stockholders:
Basic	$2.57	$(1.32)	$(0.85)	$(18.39)
Diluted	$2.48	$(1.32)	$(0.85)	$(18.39)
Weighted-average shares used in computing net income (loss) per share attributable to Class A and Class B common stockholders:
Basic	1,484,156	1,480,262	1,483,634	1,479,918
Diluted	1,537,767	1,480,262	1,483,634	1,479,918
COMPREHENSIVE INCOME (LOSS):
Net income (loss) including non-controlling interest	3,816	(1,961)	(1,268)	(27,213)
Other comprehensive loss—Foreign currency translation adjustment	(36)	(1)	(29)	(18)

COMPREHENSIVE INCOME (LOSS) INCLUDING NON-CONTROLLING INTEREST	3,780	(1,962)	(1,297)	(27,231)
Less: comprehensive income (loss) attributable to non-controlling interest	—	—	—	—

COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO CYPRESS HOLDINGS, INC.	$3,780	$(1,962)	$(1,297)	$(27,231)

See notes to condensed consolidated financial statements.

CYPRESS HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	For the Six Months Ended
	June 30,
	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(1,268)	$(27,213)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization of software, equipment, and property	10,472	8,543
Amortization of intangible assets	49,315	49,304
Deferred income taxes	(11,068)	(16,685)
Stock-based compensation	15,537	5,601
Amortization of deferred financing fees	2,321	2,146
Amortization of discount on debt	392	327
Change in fair value of interest rate swaps	(6,366)	20,527
Loss on early extinguishment of debt	—	8,615
Non-cash lease expense	3,667	—
Other	34	13
Changes in:
Accounts receivable—Net	(7,749)	(9,834)
Deferred contract costs	(765)	128
Other current assets	(1,937)	2,757
Deferred contract costs—Non-current	(1,597)	(941)
Other assets	1,699	(10,254)
Operating lease assets	3,410	—
Income taxes	(43)	7,256
Accounts payable	3,613	(115)
Accrued expenses	4,031	(17,324)
Operating lease liabilities	(3,900)	—
Deferred revenues	2,303	1,127
Other liabilities	(2,281)	(202)

Net cash provided by operating activities	59,820	23,776

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of software, equipment, and property	(13,158)	(12,512)
Purchase of equity method investment	(10,189)	—
Purchase of intangible asset	(49)	(560)

Net cash used in investing activities	(23,396)	(13,072)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of non-controlling interest in subsidiary	—	14,179
Principal payments on long-term debt	(6,923)	(381,923)
Proceeds from issuance of long-term debt, net of fees paid to lender	—	369,792
Proceeds from borrowings on revolving lines of credit	—	65,000
Repayment of borrowings on revolving lines of credit	—	(65,000)
Proceeds from issuance of Series B common stock	1,007	—
Payment of fees associated with early extinguishment of long-term debt	—	(29)
Proceeds from exercise of stock options	503	242
Repurchases of Series B common stock	—	(101)
Dividend to stockholders	(134,549)	—

Net cash used in financing activities	(139,962)	2,160

NET EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(74)	(46)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(103,612)	12,818
CASH AND CASH EQUIVALENTS:
Beginning of period	162,118	93,201

End of period	$58,506	$106,019

NONCASH INVESTING AND FINANCING ACTIVITIES:
Unpaid liability related to software, equipment, and property	$5,752	$—

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid for interest	$35,020	$35,470

Cash received (paid) for income taxes—Net	$(10,409)	$283

CYPRESS HOLDINGS, INC. AND SUBSIDIARIES

RECONCILIATION OF GROSS PROFIT TO ADJUSTED GROSS PROFIT

(In thousands, except profit margin percentage data)

(Unaudited)

	Three months ended June 30,		Six months ended June 30,
(amounts in thousands)	2021	2020	2021	2020
Gross Profit	$121,277	$100,734	$234,473	$204,980
First Party Clinical Services—Gross Profit	—	(141)	—	(2,390)
Amortization of acquired technologies	6,580	6,574	13,160	13,149
Stock-based compensation	176	160	394	239

Adjusted Gross Profit	$128,033	$107,327	$248,027	$215,978

Gross Profit Margin Percentage	73%	67%	72%	66%
Adjusted Gross Profit Margin Percentage	77%	74%	76%	70%

CYPRESS HOLDINGS, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP OPERATING INCOME TO ADJUSTED OPERATING INCOME

(In thousands)

(Unaudited)

	Three months ended June 30,		Six months ended June 30,
(dollar amounts in thousands)	2021	2020	2021	2020
GAAP Operating Income	$22,001	$15,616	$29,240	$29,763
Stock-based compensation expense	2,883	2,371	15,537	5,601
Lease abandonment	925	—	1,850	—
Lease overlap costs	909	—	1,817	—
Net costs related to divestiture	1,494	—	2,266	—
Business combination transaction costs	1,953	—	4,955	—
Amortization of intangible assets	18,078	18,078	36,155	36,155
Amortization of acquired technologies—Cost of revenue	6,580	6,574	13,160	13,149
First Party Clinical Services—Revenue	—	(6,603)	—	(18,255)
First Party Clinical Services—Cost of revenue	—	6,462	—	15,865

Adjusted Operating Income	$54,823	$42,498	$104,980	$82,278

CYPRESS HOLDINGS, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA

(In thousands)

(Unaudited)

	Three months ended June 30,		Six months ended June 30,
(dollar amounts in thousands)	2021	2020	2021	2020
Net income (loss)	$3,816	$(1,961)	$(1,268)	$(27,213)
Interest expense	18,903	18,643	37,669	37,800
Income tax provision (benefit)	2,375	(331)	(704)	(9,711)
Amortization of intangible assets	18,078	18,078	36,155	36,155
Amortization of acquired technologies—Cost of revenue	6,580	6,574	13,160	13,149
Depreciation and amortization related to software, equipment and property	5,314	4,243	10,467	8,543

EBITDA	55,066	45,246	95,479	58,723
(Gain) loss on change in fair value of interest rate swaps	(3,089)	(620)	(6,366)	20,527
Stock-based compensation expense	2,883	2,371	15,537	5,601
Loss on early extinguishment of debt	—	—	—	8,615
Business combination transaction costs	1,953	—	4,955	—
Lease abandonment	925	—	1,850	—
Lease overlap costs	909	—	1,817	—
Net costs related to divestiture	1,494	—	2,266	—
First Party Clinical Services—Revenue	—	(6,603)	—	(18,255)
First Party Clinical Services—Cost of revenue	—	6,462	—	15,865

Adjusted EBITDA	$60,141	$46,856	$115,538	$91,076

CYPRESS HOLDINGS, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED NET INCOME

(In thousands)

(Unaudited)

	Three months ended June 30,		Six months ended June 30,
(dollar amounts in thousands)	2021	2020	2021	2020
GAAP Net Income (Loss)	$3,816	$(1,961)	$(1,268)	$(27,213)
Stock-based compensation expense	2,883	2,371	15,537	5,601
Lease abandonment	925	—	1,850	—
Lease overlap costs	909	—	1,817	—
Net costs related to divestiture	1,494	—	2,266	—
Business combination transaction costs	1,953	—	4,955	—
(Gain) loss on change in fair value of interest rate swaps	(3,089)	(620)	(6,366)	20,527
Loss on early extinguishment of debt	—	—	—	8,615
Amortization of intangible assets	18,078	18,078	36,155	36,155
Amortization of acquired technologies—Cost of revenue	6,580	6,574	13,160	13,149
First Party Clinical Services—Revenue	—	(6,603)	—	(18,255)
First Party Clinical Services—Cost of revenue	—	6,462	—	15,865
Tax effect of adjustments	(7,223)	(6,828)	(16,774)	(21,231)

Adjusted Net Income	$26,326	$17,473	$51,332	$33,213

CYPRESS HOLDINGS, INC. AND SUBSIDIARIES

RECONCILIATION OF NET CASH FLOW FROM OPERATING ACTIVITIES TO FREE CASH FLOW

(In thousands)

(Unaudited)

	Three months ended June 30,		Six months ended June 30,
(amounts in thousands)	2021	2020	2021	2020
Net cash provided by operating activities	$21,586	$14,675	$59,820	$23,776
Less: Purchases of software, equipment, and property	(8,521)	(7,068)	(13,158)	(12,512)
Less: Purchase of intangible assets	—	—	(49)	(560)

Free Cash Flow	$13,065	$7,607	$46,613	$10,704